united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21720

            Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

           225 Pictoria Drive, Suite 450, Cincinnati, OH 45246

(Address of principal executive offices) (Zip code)

           The Corporation Trust Company

          1209 Orange Street, Wilmington, DE 19801

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-490-4300

Date of fiscal year end: 12/31

Date of reporting period: 12/31/22

Item 1. Reports to Stockholders.

Class A Shares (BHTAX)

Annual Report

December 31, 2022

1-877-760-0005

WWW.BH-ADV.COM

Distributed by Northern Lights Distributors, LLC

Member FINRA

December 31, 2022

Dear Shareholders,

As we entered 2022, the investment debate centered on whether inflation, due to the overwhelming excess liquidity provided globally throughout the pandemic, was to be transitory in nature or imbedded in our new economic profile. We believed that inflationary forces would subside as the impact of Covid lessened, supply chains improved, and global markets saw reduced asset purchases and interest rate hikes. The ongoing economic recovery would also continue, and capitalist forces would reallocate supply and demand, thus containing any significant adverse inflationary impact. An admittedly rosy view, but we are inherently optimistic on domestic growth and prosperity. The invasion of Ukraine and subsequent response upended our fairy tale ending and dramatically exacerbated price moves in commodities sourced and influenced from Russia and the Ukraine. Through the first quarter we saw price increases greater than 50% for oil and nickel, greater than 30% for natural gas, gasoline, and wheat, and greater than 20% for aluminum, corn, soybeans, and hogs. Any reversion to mean was derailed. The Fed was hamstrung in their necessary response projecting aggressive interest hikes for the remainder of the year. The combination of supply constrained inflation and much higher interest rates presented investors with a much less favorable economic backdrop and a real fear of recession crept into the range of possibilities supported by an inverted yield curve (meaning the yield on the Two-year US treasury exceeds that of the Ten-year) as an indicator. These intertwined risks heightened uncertainty, drove extreme volatility, and declines in the equity markets, and most all asset classes, through the first three quarters of the year.

Negatively, the speed and extent of rates hikes spooked many investors throughout the period. The Fed fund rate, which began at .25%, closed the year at 4.5%, rising at the fastest pace in 40 years with the promise of more hikes in the offing. As a proxy for the bond market, the 10-year US treasury began the year yielding 1.5%, peaking at 4.2%, and ended the year at 3.8%; the largest annual rise since the 70’s. As bond prices moved inversely with yields, bond portfolios suffered their worst declines in a generation. The negative impact of higher yields also significantly increased the cost of borrowing, creating higher expenses for both consumers and corporations. On the corporate level, higher rates raised the required return necessary on almost any capital expenditure, expansion, or acquisition to achieve target profitability. Lastly, higher interest rates reduced the present value of growth companies, as most future earnings and cash flows have been discounted at a higher rate. These factors have illustrated how the negative ripple effect of higher yields have impacted both equity and bond markets and investor conviction. The Fed had become the dominant force controlling market sentiment and security valuations. Parsing Fed commentaries became the obsession of the majority of investors looking for nuanced remarks that would indicate the pivot had arrived and rates hikes were over, thus sounding an “all-clear” for investors. Throughout, Powell was steadfast in his message, and we continued to see a repetitive cycle of optimism rise into each Fed rate hike only to be rebuffed with his consistent commentary.

The final quarter of 2022 reversed course and provided equity market gains, partially offsetting earlier losses. Data points began to confirm the slowing of inflation thus giving investors hope that the Fed was near the end of its interest rate hiking cycle and will pause as the economy digests the constraints of higher rates and will then pivot to a less restrictive monetary policy. Empirical support for optimism was seen in the decline of many commodity prices during the quarter, with Oil -24%, Gasoline -19%, Copper -8%, Aluminum -10% and Hogs -8% as the largest movers. The initial inflationary surge that was caused by the rise in oil and commodity prices has now been followed by a decrease, which is expected to exert deflationary pressure as it spreads throughout the economy. The Case-Shiller Home Price growth dropped .44% month over month in August, below the 0.20% expected increase, and the first sequential drop in home prices tracked by Case-Shiller since March 2012. As rates move up and mortgage financing becomes more expensive, we expect this deflationary trend to continue. The minutes from the Fed’s Dec. 13-14 policy meeting indicated that the central bank officials are open to slowing the pace of tightening to evaluate the impact their measures have had on US economic growth providing confirmation, however, it was coupled with the consistent warning that there would be more hikes until the target 2% inflation rate is in sight. The tone was softened to be less hawkish on balance and market gains reflected investor interpretation.

For the calendar year 2022, domestic equity markets broke a three-year string of gains with the S&P 500 index falling 18.11%. Bond markets were not immune with the Bloomberg US Aggregate Bond Index dropping 13.01%. Our fund trailed our composite index, declining 19.52%. Our performance suffered from our tilt toward growth vs. value and our concentration in previous market leaders in the information and technology segment. Growth sectors were adversely affected as investors factored higher interest rates in their discount calculations and adjusted valuations accordingly. These laggard performers are all dominant in their respective industries, all market share leaders, and all companies we believe will provide significant appreciation over a long -term investment cycle. Additionally, these positions suffered from a general perception that the increased demand generated during Covid work from home habits would persist and investors became over-enthusiastic concerning future growth projections. We believe they offer better value now and will benefit our shareholders in the future. Positively, our leading performers were diverse across industry segments but shared defensive characteristics. Our cash position rose from 10.6% at the onset of 2022 to end at 13.4% as we pared down market exposure in our more defensive posture. Sector wise, we increased portfolio diversity, adding to the industrial, consumer staple and financial segments while paring back our exposure to the information and technology and communication sectors and maintaining our weighting in the consumer discretionary, healthcare, and REIT groups. This shift was defensive in nature and intended to reduce volatility and growth exposure.

Strategically, we believe 2022 began a new chapter in the investment framework as the era of easy money, deflationary pressures, industrial globalization, and conceptual growth investment themes has given way to more concrete financial tenets where cash flow and profits matter, interest rates create a real cost of capital, inflationary pressures erode margins, and geopolitical frictions advance economic nationalism. This will present a challenge to many company margins and cost structures. Businesses that possess the pricing power to pass on costs and maintain profit margins should be rewarded. These would include brand names with minimal substitution risk, unique products, and durable cost advantages. Labor saving technology, equipment and software will be in demand to realize cost savings. As the future is less certain, near-term cash flows found in higher yielding sectors should also be increasingly rewarded. We will look to build positions that provide resilience and safety in these extraordinary times.

As such we have maintained higher cash levels, added to value oriented, large cap, dividend paying equities and we anticipate continuing the same, picking up sold off blue chip companies as opportunities arise. As firms begin reporting earnings, we anticipate tempered expectations based on the uncertainty regarding the Fed and the economy. We are optimistic the economy will muddle through the near-term weakness, and we believe the second half should provide investors relief with a muted Fed and significantly reduced inflationary pressures. Timing the turn in investor sentiment is nearly impossible in the short term, therefore, we will consistently upgrade the fund with ongoing data points confirming softening inflation and economic resilience.

As we exit 2022 many concerned investors have shifted to a hard vs. soft landing debate, or in other terms, a deep recession, or a mild slowdown. The worst-case scenario we envision is a dogmatic Fed hell bent on bringing inflation down to a 2% level thus maintaining an aggressive rate hike cycle beyond what is necessary without regard to painful ramifications including deteriorating corporate earnings, negative economic growth, rising unemployment, a deep recession, and the subsequent reflection in the equity and bond markets. The best-case scenario would be a mild and short economic pause coupled with strong empirical deflationary datapoints terminating or reversing financially constrictive Fed measures. We believe the most logical outcome will fall somewhere in the middle of the two extremes. We believe the longer the tightening process is maintained, the more restraint will be imposed on economic growth and, therefore, on investor expectations. We believe the Fed will capitulate if financial markets, and/or labor markets, weaken substantially. For now, the economy seems to be on firm footing. Much will be determined in the next few quarters and will guide investment decisions as we manage the fund.

We wish everyone a happy, healthy, and prosperous 2023!

Best regards,

Beech Hill Advisors

*	The-S&P 500® Index is an unmanaged composite of 500 large capitalization companies. This index is widely used by professional investors as a performance benchmark for large cap stocks. You cannot invest directly in an index and unmanaged index returns do not reflect any fees, expenses, or sales charges.

The Bloomberg Barclays US Aggregate Bond Index is an unmanaged composite of US bonds. This index is widely used by professional investors as a performance benchmark for fixed income investment. You cannot invest directly in an index and unmanaged index returns do not reflect any fees, expenses, or sales charges.

5226-NLD-02162023

Beech Hill Total Return Fund

PORTFOLIO REVIEW (Unaudited)

December 31, 2022

Average Annual Total Return through December 31, 2022*, as compared to its benchmark:

				Since Inception****
	1 Year	5 Year	10 Year	(Annualized)
Beech Hill Total Return Fund Class A	-19.52%	3.22%	5.65%	4.68%
Beech Hill Total Return Fund Class A with load	-22.72%	2.38%	5.22%	4.32%
S&P 500 Total Return Index **	-18.11%	9.42%	12.56%	11.75%
Bloomberg U.S. Aggregate Bond Index ***	-13.01%	0.02%	1.06%	1.88%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 4.00%. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance figures for periods greater than 1 year are annualized. The Fund’s advisor has contractually agreed to reduce its fees and to reimburse expenses at least until April 30, 2023. The Fund’s total annual operating expense, before fee waiver and/or reimbursements, including underlying fund fees is 2.57% for Class A shares per the most recent prospectus. After fee waivers and/or reimbursements, the Fund’s net operating expense, including underlying funds, is 1.75%. The Fund’s total annual fund operating expenses after fee waiver and/or reimbursement excluding any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example options and swap fees and expenses), borrowing costs (such as interest and dividend expense on securities sold short), taxes, and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees and contractual indemnification of Fund service providers (other than the Fund’s advisor)) will not exceed 1.75% of average daily net assets attributable to Class A, per the most recent prospectus. Purchases of $1million or more of Class A shares may be subject to a contingent deferred sales charge of up to 0.50% on shares redeemed within the first 18 months after Purchase. Redemptions of Class A shares held less than 30 days are subject to a redemption fee of 1.00%. For performance information current to the most recent month-end, please call toll-free 1-877-760-0005.

**	The S&P 500 Total Return Index is an unmanaged composite of 500 large capitalization companies. This index is widely used by professional investors as a performance benchmark for large-cap stocks. You cannot invest directly in an index and unmanaged index returns do not reflect any fees, expenses or sales charges.

***	Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. This includes Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities and collateralized mortgage-backed securities. You cannot invest directly in an index and unmanaged index returns do not reflect any fees, expenses or sales charges.

****	Inception date is January 24, 2011.

Comparison of the Change in Value of a $10,000 Investment

Beech Hill Total Return Fund

PORTFOLIO REVIEW (Unaudited) (Continued)

December 31, 2022

Holdings by Industry as of December 31, 2022	% of Net Assets
Biotech & Pharma	11.7%
Semiconductors	8.3%
Internet Media & Services	8.1%
Leisure Facilities & Services	5.7%
Technology Hardware	5.1%
Retail - Discretionary	4.6%
Software	3.4%
Transportation & Logistics	2.9%
Technology Services	2.8%
Gaming REIT	2.6%
Other Investments	31.7%
Other Asset in Excess of Liabilities	13.1%
100.0%

Please refer to the Schedule of Investments in this annual report for a detailed listing of the Fund’s holdings.

BEECH HILL TOTAL RETURN FUND
SCHEDULE OF INVESTMENTS
December 31, 2022

Shares		Fair Value
	COMMON STOCKS — 86.9%
	BANKING - 2.4%
2,715	JPMorgan Chase & Company	$364,081

	BEVERAGES - 2.5%
6,000	Coca-Cola Company (The)	381,660

	BIOTECH & PHARMA - 11.7%
2,500	AbbVie, Inc.	404,025
2,580	Johnson & Johnson	455,757
5,000	Merck & Company, Inc.	554,750
7,000	Pfizer, Inc.	358,680
		1,773,212
	DATA CENTER REIT - 2.5%
3,780	Digital Realty Trust, Inc.	379,021

	DIVERSIFIED INDUSTRIALS - 2.3%
2,245	Eaton Corp plc	352,353

	E-COMMERCE DISCRETIONARY - 2.2%
4,000	Amazon.com, Inc.(a)	336,000

	ENTERTAINMENT CONTENT - 2.5%
4,285	Walt Disney Company (The)(a)	372,281

	FOOD - 2.2%
7,975	Kraft Heinz Company (The)	324,662

	GAMING REIT - 2.6%
12,000	VICI Properties, Inc.	388,800

	HEALTH CARE FACILITIES & SERVICES - 1.7%
505	Humana, Inc.	258,656

See accompanying notes which are an integral part of this schedule of investments.

BEECH HILL TOTAL RETURN FUND
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2022

Shares		Fair Value
	COMMON STOCKS — 86.9% (Continued)
	HOUSEHOLD PRODUCTS - 2.0%
2,000	Procter & Gamble Company (The)	$303,120

	INDUSTRIAL INTERMEDIATE PROD - 1.0%
1,280	Chart Industries, Inc.(a)	147,494

	INFRASTRUCTURE REIT - 2.1%
1,500	American Tower Corporation	317,790

	INTERNET MEDIA & SERVICES - 8.1%
1,230	Airbnb, Inc., CLASS A(a)	105,165
4,000	Alphabet, Inc., Class A(a)	352,920
1,860	Expedia Group, Inc.(a)	162,936
1,750	Meta Platforms, Inc., Class A(a)	210,595
715	Netflix, Inc.(a)	210,839
7,000	Uber Technologies, Inc.(a)	173,110
		1,215,565
	LEISURE FACILITIES & SERVICES - 5.7%
970	McDonald’s Corporation	255,624
6,150	Starbucks Corporation	610,080
		865,704
	MEDICAL EQUIPMENT & DEVICES - 1.9%
3,685	Exact Sciences Corporation(a)	182,444
500	Illumina, Inc.(a)	101,100
		283,544
	RENEWABLE ENERGY - 2.3%
2,270	First Solar, Inc.(a)	340,023

	RETAIL - CONSUMER STAPLES - 1.8%
1,955	Walmart, Inc.	277,200

	RETAIL - DISCRETIONARY - 4.6%
1,190	Home Depot, Inc. (The)	375,874
4,000	TJX Companies, Inc. (The)	318,400
		694,274

See accompanying notes which are an integral part of this schedule of investments.

BEECH HILL TOTAL RETURN FUND
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2022

Shares		Fair Value
	COMMON STOCKS — 86.9% (Continued)
	SEMICONDUCTORS - 8.3%
3,750	Applied Materials, Inc.	$365,175
1,100	Broadcom, Inc.	615,043
2,445	QUALCOMM, Inc.	268,803
		1,249,021
	SOFTWARE - 3.4%
1,350	Microsoft Corporation	323,757
1,480	Salesforce, Inc.(a)	196,233
		519,990
	TECHNOLOGY HARDWARE - 5.1%
3,510	Apple, Inc.	456,054
9,750	Corning, Inc.	311,415
		767,469
	TECHNOLOGY SERVICES - 2.8%
3,500	PayPal Holdings, Inc.(a)	249,270
800	Visa, Inc., Class A	166,208
		415,478
	TRANSPORTATION & LOGISTICS - 2.9%
3,280	Southwest Airlines Company(a)	110,438
1,925	United Parcel Service, Inc., Class B	334,642
		445,080
	TRANSPORTATION EQUIPMENT - 2.3%
1,410	Cummins, Inc.	341,629

	TOTAL COMMON STOCKS (Cost $10,587,503)	13,114,107

	TOTAL INVESTMENTS - 86.9% (Cost $10,587,503)	$13,114,107
	OTHER ASSETS IN EXCESS OF LIABILITIES- 13.1%	1,979,035
	NET ASSETS - 100.0%	$15,093,142

(a)	Non-income producing security.

See accompanying notes which are an integral part of this schedule of investments.

Beech Hill Total Return Fund
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2022

ASSETS
Investment securities:
At cost	$10,587,503
At value	$13,114,107
Cash	2,030,593
Dividends and interest receivable	19,378
Prepaid expenses	1,326
TOTAL ASSETS	15,165,404

LIABILITIES
Distribution (12b-1) fees payable	12,645
Payable to related parties	17,066
Payable to Advisor	13,378
Accrued expenses	29,173
TOTAL LIABILITIES	72,262
NET ASSETS	$15,093,142

Composition of Net Assets:
Paid in capital ($0 par value, unlimited shares authorized)	$13,018,252
Accumulated Earnings	2,074,890
NET ASSETS	$15,093,142

Net Asset Value Per Share:
Class A Shares:
Net Assets	$15,093,142
Shares of beneficial interest outstanding	1,196,377
Net asset value and redemption price per share (Net Assets ÷ Shares Outstanding) (a)(b)	$12.62
Maximum offering price per share (net asset value plus maximum sales charge of 4.00%) (c)	$13.15

(a)	For certain Class A purchases of $1 million or more, a 0.50% contingent deferred sales charge may apply to redemptions made within eighteen months of purchase.

(b)	Redemptions made within 30 days of purchase may be assessed a redemption fee of 1.00%.

(c)	On investments $250,000 or more, the offering price is reduced.

See accompanying notes which are an integral part of these financial statements.

Beech Hill Total Return Fund
STATEMENT OF OPERATIONS
For the Year Ended December 31, 2022

INVESTMENT INCOME
Dividends	$257,244
TOTAL INVESTMENT INCOME	257,244

EXPENSES
Investment advisory fees	161,316
Distribution (12b-1) fees:
Class A	40,329
Administrative services fees	54,833
Transfer agent fees	29,959
Accounting services fees	26,874
Compliance officer fees	24,167
Audit fees	17,201
Legal fees	16,412
Trustees’ fees and expenses	15,958
Registration fees	12,045
Printing and postage expenses	9,778
Custodian fees	7,501
Insurance expense	2,920
Third party administrative servicing fees	1,342
Other expenses	3,798
TOTAL EXPENSES	424,433
Less: Fees waived by the Advisor	(142,291)
NET EXPENSES	282,142

NET INVESTMENT LOSS	(24,898)

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
Net realized loss from:
Investments	(365,177)
Net change in unrealized appreciation (depreciation) on:
Investments	(3,330,526)

NET REALIZED AND UNREALIZED LOSS FROM INVESTMENTS	(3,695,703)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(3,720,601)

See accompanying notes which are an integral part of these financial statements.

Beech Hill Total Return Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	December 31,	December 31,
	2022	2021
FROM OPERATIONS
Net investment income (loss)	$(24,898)	$8,898
Net realized gain (loss) from investments	(365,177)	1,351,686
Net change in unrealized appreciation (depreciation) on investments	(3,330,526)	1,549,772
Net increase (decrease) in net assets resulting from operations	(3,720,601)	2,910,356

DISTRIBUTIONS TO SHAREHOLDERS
From return of capital:
Class A	(3,600)	—
From distributable earnings
Class A	(4,469)	(1,385,878)
Total distributions to shareholders	(8,069)	(1,385,878)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	1,180,643	2,119,100
Net asset value of shares issued in reinvestment of distributions:
Class A	8,023	1,385,798
Redemption fee proceeds:
Class A	204	30
Payments for shares redeemed:
Class A	(796,803)	(1,873,779)
Net increase in net assets from shares of beneficial interest	392,067	1,631,149

TOTAL INCREASE (DECREASE) IN NET ASSETS	(3,336,603)	3,155,627

NET ASSETS
Beginning of Year	18,429,745	15,274,118
End of Year	$15,093,142	$18,429,745

SHARE ACTIVITY
Class A:
Shares Sold	83,581	137,564
Shares Reinvested	666	89,813
Shares Redeemed	(62,547)	(123,729)
Net increase in shares of beneficial interest outstanding	21,700	103,648

See accompanying notes which are an integral part of these financial statements.

Beech Hill Total Return Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year Presented

	Class A

	Year		Year	Year	Year	Year
	Ended		Ended	Ended	Ended	Ended
	December 31,		December 31,	December 31,	December 31,	December 31,
	2022		2021	2020	2019	2018
Net asset value, beginning of year	$15.69		$14.26	$13.09	$11.34	$12.90
Activity from investment operations:
Net investment income (loss) (1)	(0.02)		0.01	0.09	0.12	0.11
Net realized and unrealized gain (loss) on investments	(3.04)		2.69	1.54	2.25	(1.44)
Total from investment operations	(3.06)		2.70	1.63	2.37	(1.33)
Less distributions from:
Net investment income	(0.01)		(0.01)	(0.08)	(0.10)	(0.03)
Return of Capital	(0.00	) (5)	—	—	—	—
Net realized gain	—		(1.26)	(0.38)	(0.52)	(0.20)
Total distributions	(0.01)		(1.27)	(0.46)	(0.62)	(0.23)

Paid-in-Capital From Redemption Fees (1)	0.00	(5)	0.00 (5)	—	—	—
Net asset value, end of year	$12.62		$15.69	$14.26	$13.09	$11.34
Total return (2)	(19.52)%		19.09%	12.63%	21.11%	(10.38)%
Net assets, at end of year (000s)	$15,093		$18,430	$15,274	$7,994	$7,587
Ratio of gross expenses to average net assets (3)(4)	2.63%		2.57%	2.71%	2.68%	2.65%
Ratio of net expenses to average net assets (4)	1.75%		1.75%	1.75%	1.75%	1.75%
Ratio of net investment income (loss) to average net assets (4)(6)	-0.15%		0.05%	0.71%	0.99%	0.89%
Portfolio Turnover Rate	25%		29%	62%	48%	57%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.

(2)	Total returns shown exclude the effect of applicable sales charges and redemption fees. Had the Advisor not waived a portion of its fees, total returns would have been lower.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(4)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(5)	Amount represents less than $0.01 per share.

(6)	Recognition of net investment income (loss) by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes which are an integral part of these financial statements.

Beech Hill Total Return Fund
NOTES TO FINANCIAL STATEMENTS
December 31, 2022

1.	ORGANIZATION

The Beech Hill Total Return Fund (the “Fund”) is a diversified series of shares of beneficial interest of Northern Lights Fund Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on January 19, 2005 and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund seeks total return from income and capital appreciation. The investment objective of the Fund is non-fundamental and may be changed without shareholder approval.

The Fund currently offers Class A shares. Class A shares are offered at net asset value plus a maximum sales charge of 4.00%. Load-waived purchases of Class A shares may be subject to a contingent deferred sales charge of up to 0.50% on shares redeemed within 18 months of purchase. Redemptions of Class A shares may be subject to a redemption fee of 1.00% if held less than 30 days.

Effective January 30, 2020, remaining Class C shares of Beech Hill Total Return Fund were converted into Class A shares. The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses were allocated proportionately each day based upon the relative net assets of each class prior to conversion.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the Investment Company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services Investment Companies” including FASB Accounting Standards Update 2013-08.

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Options contracts listed on a securities exchange or board of trade (not including Index Options contracts) for which market quotations are readily available shall be valued at the last quoted sales price or, in the absence of a sale at the mean between the current bid and ask prices on the valuation date. Index Options listed on a securities exchange or board of trade for which market quotations are readily available shall be valued at the mean between the current bid and -ask prices on the valuation date. The independent pricing service- does not distinguish between smaller sized bond positions known as “odd lots” and larger institutional sized bond positions known as “round lots”. The Fund may fair value a particular bond if the advisor does not believe that

Beech Hill Total Return Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2022

the round lot value provided by the independent pricing service reflects fair value of the Fund’s holding. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities are valued using the “fair value” procedures approved by the Board. The Board has designated the adviser as its valuation designee (the “Valuation Designee”) to execute these procedures. The Board may also enlist third party consultants such a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist the Valuation Designee in determining a security-specific fair value. The Board is responsible for reviewing and approving fair value methodologies utilized by the Valuation Designee, approval of which shall be based upon whether the Valuation Designee followed the valuation procedures established by the Board.

Fair Valuation Process – The applicable investments are valued by the Valuation Designee pursuant to valuation procedures established by the Board. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source); (ii) securities for which, in the judgment of the Valuation Designee, the prices or values available do not represent the fair value of the instrument; factors which may cause the Valuation Designee to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; and (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If a current bid from such independent dealers or other independent parties is unavailable, the Valuation Designee shall determine, the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Beech Hill Total Return Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2022

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of December 31, 2022 for the Fund’s assets and liabilities measured at fair value:

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$13,114,107	$—	$—	$13,114,107
Total	$13,114,107	$—	$—	$13,114,107

The Fund did not hold any Level 3 securities during the year.

Security Transactions and Related Income – Security transactions are accounted for on a trade date basis. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Beech Hill Total Return Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2022

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid at least quarterly. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Foreign Currency Transactions – All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Federal Income Taxes – The Fund intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute all of its taxable income, if any, to shareholders. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years ended December 31, 2019 to December 31, 2021 or expected to be taken in the Fund’s December 31, 2022 year-end tax return. The Fund identifies its major tax jurisdictions as U.S. federal, Ohio, and foreign jurisdictions where the Fund may make significant investments. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Cash and cash equivalents – Cash and cash equivalents are held with a financial institution. The assets of the Fund may be placed in deposit accounts at U.S. banks and such deposits generally exceed Federal Deposit Insurance Corporation (“FDIC”) insurance limits. The FDIC insures deposit accounts up to $250,000 for each accountholder. The Fund maintains cash balances, which, at times, may exceed federally insured limits. The counterparty is generally a single bank rather than a group of financial

Beech Hill Total Return Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2022

institutions; thus there may be a greater counterparty credit risk. The Fund places deposits only with those counterparties which are believed to be creditworthy and there has been no history of loss.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	INVESTMENT TRANSACTIONS

For the year ended December 31, 2022, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, amounted to $4,008,833 and $3,549,586, respectively.

4.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Beech Hill Advisors, Inc. serves as the Fund’s investment advisor (the “Advisor”). Pursuant to an investment advisory agreement with the Trust, on behalf of the Fund, the Advisor, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor a management fee, computed and accrued daily and paid monthly, at an annual rate of 1.00% of the Fund’s average daily net assets. For the year ended December 31, 2022, the Advisor earned $161,316 in advisory fees.

Pursuant to a written contract (the “Waiver Agreement”), the Advisor has agreed, at least until April 30, 2023, to waive a portion of its advisory fee and has agreed to reimburse the Fund for other expenses to the extent necessary so that the total expenses incurred by the Fund (excluding front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including, for example, option and swap fees and expenses) borrowing costs (such as interest and dividend expenses on securities sold short), taxes, or extraordinary expenses, such as litigation expenses do not exceed 1.75% per annum of the Fund’s average daily net assets for Class A shares (the “expense limitation”). For the year ended December 31, 2022, the Advisor waived fees in the amount of $142,291 pursuant to the Waiver Agreement.

If the Advisor waives any fee or reimburses any expense pursuant to the Waiver Agreement, and the Fund’s operating expenses are subsequently less than the expense limitation, the Advisor shall be entitled to reimbursement by the Fund for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Fund’s expenses to exceed the expense limitation. If Fund Operating Expenses attributable to Class A shares subsequently exceed the expense limitation the reimbursements shall be suspended. As of December 31, 2022, fee waivers and expense reimbursements subject to total recapture by the Advisor was $131,686 by December 31, 2023,

Beech Hill Total Return Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2022

$136,255 by December 31, 2024 and $142,291 by December 31, 2025.

The Advisor may seek reimbursement only for total expenses waived or paid by it during the rolling three years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement). The Board may terminate this expense reimbursement arrangement at any time.

For the year ended December 31, 2022, Beech Hill Securities, Inc., a registered broker/dealer and an affiliate of the Fund, executed trades on behalf of the Fund. Beech Hill Advisors, Inc. received $2,843 in brokerage commissions.

The Trust has adopted the Trust’s Master Distribution Plan and Agreement (the “Plans”) pursuant to Rule 12b-1 under the 1940 Act for each of the Fund’s Class A. The Plans provide that a monthly service and/or distribution fee is calculated by the Fund at an annual rate of 0.25% of the average daily net assets attributable to the Class A shares and is paid to Northern Lights Distributors, LLC (the “Distributor” or “NLD”), to provide compensation for ongoing distribution-related activities or services and/or maintenance of the Fund’s shareholder accounts, not otherwise required to be provided by the Advisor. The Plans are compensation plans, which means that compensation is provided regardless of 12b-1 expenses incurred. The Fund’s Class A shares incurred $40,329 of said 12b-1 fees, for the year ended December 31, 2022.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s Class A shares. For the year ended December 31, 2022, the Distributor received $0 in underwriting commissions for sales of Class A shares, of which $0 was retained by the principal underwriter or other affiliated broker-dealers.

In addition, certain affiliates of the Distributor provide services to the Fund as follows:

Ultimus Fund Solutions, LLC (“UFS”)

UFS, an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to a separate servicing agreement with UFS, the Fund pays UFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. Certain officers of the Trust are also officers of UFS and are not paid any fees directly by the Fund for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”)

NLCS, an affiliate of UFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Blu Giant, LLC (“Blu Giant”)

Blu Giant, an affiliate of UFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund.

Beech Hill Total Return Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2022

5.	REDEMPTION FEES

The Fund may assess a short-term redemption fee of 1.00% of the total redemption amount if a shareholder sells their shares after holding them for less than 30 days. For the years ended December 31, 2021 and December 31, 2022, the Fund received $30 and $204 in redemption fees, respectively.

6.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The Statement of Assets and Liabilities represents cost of investment securities for financial reporting purposes. Aggregate cost for federal tax purposes is $10,588,369 for the Fund and differs from market value by net unrealized appreciation (depreciation) consisting of:

Gross unrealized appreciation:	$3,195,079
Gross unrealized depreciation:	(669,341)
Net unrealized appreciation:	$2,525,738

The tax character of Fund distributions paid for the years ended December 31, 2022, and December 31, 2021 was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	December 31, 2022	December 31, 2021
Ordinary Income	$4,469	$517,054
Long-Term Capital Gain	—	868,824
Return of Capital	3,600	—
	$8,069	$1,385,878

As of December 31, 2022, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Losses)
$—	$—	$(335,315)	$(115,533)	$—	$2,525,738	$2,074,890

The difference between book basis and tax basis undistributed net investment income, accumulated net realized (loss), and unrealized appreciation from investments is primarily attributable to the tax deferral of losses on wash sales.

Beech Hill Total Return Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2022

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such capital losses of $335,315.

At December 31, 2022, the Fund had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

Short-Term	Long-Term	Total	CLCF Utilized
$115,533	$—	$115,533	$—

Permanent book and tax differences, primarily attributable to the book/tax basis treatment of net operating losses, resulted in reclassifications for the Fund for the fiscal year ended December 31, 2022, as follows:

Paid
In	Distributable
Capital	Earnings
$(24,898)	$24,898

7.	BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the Fund, under Section 2(a)(9) of the 1940 Act. As of December 31, 2022, Pershing LLC held 99.63% of the voting securities and may be deemed to control the Fund. The Trust has no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially.

8.	MARKET AND GEOPOLITICAL RISK

The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, social and political discord or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund. The novel coronavirus (COVID-19) global pandemic and the aggressive responses taken by many

Beech Hill Total Return Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2022

governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines or similar restrictions, as well as the forced or voluntary closure of, or operational changes to, many retail and other businesses, had negative impacts, and in many cases severe negative impacts, on markets worldwide. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your investment. Therefore, the Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates can have the same impact on all types of securities and instruments. In times of severe market disruptions, you could lose your entire investment.

9.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Northern Lights Fund Trust

and the Shareholders of Beech Hill Total Return Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Beech Hill Total Return Fund, a series of shares of beneficial interest in Northern Lights Fund Trust (the “Fund”), including the schedule of investments, as of December 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two- year period then ended and the financial highlights for each of the years in the five-year period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and its financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in the Northern Lights Fund Trust since 2006.

Philadelphia, Pennsylvania

February 28, 2023

Beech Hill Total Return Fund
ADDITIONAL INFORMATION (Unaudited)
December 31, 2022

Beech Hill Advisors, Inc. Adviser to Beech Hill Total Return Fund *

In connection with the regular meeting held on December 14-15, 2022 of the Board of Trustees (the “Trustees” or the “Board”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of an investment advisory agreement (the “Advisory Agreement”) between Beech Hill Advisors, Inc. (“BHS” or the “Adviser”) and the Trust, with respect to the Beech Hill Total Return Fund (the “Fund”). In considering the renewal of the Advisory Agreement, the Board received materials specifically relating to the Advisory Agreement.

The Trustees were assisted by independent legal counsel throughout the Advisory Agreement review process. The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement.

Nature, Extent and Quality of Services. The Board noted that the Adviser, established in 1987, managed approximately $277 million in client assets and provided investment advisory and financial planning services through customized investment strategies. They reviewed the background information of the key investment personnel responsible for advising the Fund and considered their education and long-term financial industry experience. The Board considered that the Adviser’s disciplined investment process, noting that its investment decisions incorporate fundamental bottom-up research, macro top-down research, technical analysis, proprietary valuation analysis, industry and company forecasts and third-party research. They discussed BHA’s use of quantitative screens to evaluate portfolio holdings. They noted BHA’s use of live market linked spreadsheets and software to maintain the Fund’s compliance with investment limitations. They considered the Adviser utilized a related broker-dealer, Beech Hill Securities (“BHS”), for trade execution on an agency basis, noting the Adviser’s satisfaction with BHS. They noted that the Adviser reported no material litigation or compliance issues. The Board also noted BHS reported no cybersecurity incidents. The Board concluded that given the Adviser’s breadth of resources it would continue to provide quality service to the Fund and its shareholders.

Performance. The Board acknowledged the objective of the Fund, to provide total return from income and capital appreciation. The Board discussed the performance of the Fund, noting that the Fund underperformed its benchmark index over all periods represented in the report. They also noted that the Fund outperformed the category median and peer group median over the three-year, five -year and since inception periods. They considered the Adviser’s assertion that such outperformance was due to the Fund’s asset allocation, specifically its equity holdings. The Board agreed that performance was acceptable.

Fees and expenses. The Board considered that the Fund’s management fee of 1.00% was slightly higher than both the peer group and category average and median. They also noted that the Fund’s net expense ratio of 1.75% was higher than the peer group and category average and median. They acknowledged the Adviser’s assertion that its advisory fee was in-line with other funds of a similar size and that the Adviser had waived its fees since inception to the extent necessary to maintain the net expense at current levels. The Board agreed that the Fund’s advisory fee and net expense ratio were consistent with funds of similar size in its peer group and Morningstar category. The Board discussed the expense limitation agreement in place with respect to the Fund and the Adviser’s intention to renew the agreement. The Board concluded the advisory fee was not unreasonable.

Profitability. The Board reviewed the profitability analysis provided by the Adviser noting the Adviser realized a loss in connection with its relationship with the Fund during the past 12 months, due primarily to a significant fee waiver under the expense limitation agreement. The Board concluded that excessive profitability was not a concern at this time.

Beech Hill Total Return Fund
ADDITIONAL INFORMATION (Unaudited) (Continued)
December 31, 2022

Economies of Scale. The Board considered whether economies of scale had been realized in connection with the advisory services provided to the Fund. They considered the Adviser’s representation that the Adviser would consider breakpoints when the Fund reached higher asset levels. The Board concluded that, at current asset levels, it did not appear the Adviser was realizing any economies with respect to its management of the Fund’s assets.

Conclusion. Having requested and received such information from the Adviser as the Board believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of counsel, the Board concluded that renewal of the Advisory Agreement was in the best interests of the Fund and its shareholders.

*	Due to the timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.

Beech Hill Total Return Fund
EXPENSE EXAMPLES (Unaudited)
December 31, 2022

As a shareholder of the Beech Hill Total Return Fund, you incur two types of costs: (1) transaction costs, including (a) redemption fees on redemptions made within 30 days of purchase and (b) sales charges (loads) on purchases of, or contingent deferred sales charges on certain redemptions of, Class A shares; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Beech Hill Total Return Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2022 through December 31, 2022.

Actual Expenses

The “Actual” column in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $ 1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” column in the table below provide information about hypothetical account values and hypothetical expenses based on the Beech Hill Total Return Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Hypothetical
(5% return before
			Actual		expenses)
		Beginning		Expenses		Expenses
	Annualized	Account	Ending	Paid	Ending	Paid
	Expense	Value	Account Value	During	Account Value	During
	Ratio	7/1/22	12/31/22	Period*	12/31/22	Period*

Beech Hill Total Return Fund Class A	1.75%	$1,000.00	$1,046.70	$9.03	$1,016.38	$8.89

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (184) divided by the number of days in the fiscal year (365).

Beech Hill Total Return Fund
SUPPLEMENTAL INFORMATION (Unaudited)
December 31, 2022

The Trustees and the executive officers of the Trust are listed below with their present positions with the Trust and principal occupations over at least the last five years. The business address of each Trustee and Officer is 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246. All correspondence to the Trustees and Officers should be directed to c/o Ultimus Fund Solutions, LLC, P.O. Box 541150, Omaha, Nebraska 68154.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Mark Garbin Born in 1951	Trustee Since 2013	Managing Principal, Coherent Capital Management LLC (since 2007).	1	Northern Lights Fund Trust (for series not affiliated with the Funds since 2013); Two Roads Shared Trust (since 2012); Forethought Variable Insurance Trust (since 2013); Northern Lights Variable Trust (since 2013); OHA Mortgage Strategies Fund (offshore), Ltd. (2014 - 2017); and Altegris KKR Commitments Master Fund (since 2014); Carlyle Tactical Private Credit Fund (since March 2018) and Independent Director OHA CLO Enhanced Equity II Genpar LLP (since June 2021).
Mark D. Gersten Born in 1950	Trustee Since 2013	Independent Consultant (since 2012).	1	Northern Lights Fund Trust (for series not affiliated with the Funds since 2013); Northern Lights Variable Trust (since 2013); Two Roads Shared Trust (since 2012); Altegris KKR Commitments Master Fund (since 2014); previously, Ramius Archview Credit and Distressed Fund (2015-2017); and Schroder Global Series Trust (2012 to 2017).
Anthony J. Hertl Born in 1950	Trustee Since 2005; Chairman of the Board since 2013	Retired, previously held several positions in a major Wall Street firm including Capital Markets Controller, Director of Global Taxation, and CFO of the Specialty Finance Group.	1	Northern Lights Fund Trust (for series not affiliated with the Funds since 2005); Northern Lights Variable Trust (since 2006); Alternative Strategies Fund (since 2010); Satuit Capital Management Trust (2007-2019).
Gary W. Lanzen Born in 1954	Trustee Since 2005	Retired (since 2012). Formerly, Founder, President, and Chief Investment Officer, Orizon Investment Counsel, Inc. (2000-2012).	1	Northern Lights Fund Trust (for series not affiliated with the Funds since 2005) Northern Lights Variable Trust (since 2006); AdvisorOne Funds (since 2003); Alternative Strategies Fund (since 2010); and previously, CLA Strategic Allocation Fund (2014-2015).
John V. Palancia Born in 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	1	Northern Lights Fund Trust (for series not affiliated with the Funds since 2011); Northern Lights Fund Trust III (since February 2012); Alternative Strategies Fund (since 2012) and Northern Lights Variable Trust (since 2011).
Mark H. Taylor Born in 1964	Trustee Since 2007; Chairman of the Audit Committee since 2013	Director, Lynn Pippenger School of Accountancy Muma College of Business, University of South Florida, Tampa FL (since 2019); Chair, Department of Accountancy and Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (2009-2019); Vice President-Finance, American Accounting Association (2017-2020); President, Auditing Section of the American Accounting Association (2012-15). AICPA Auditing Standards Board Member (2009-2012).	1	Northern Lights Fund Trust (for series not affiliated with the Funds since 2007); Alternative Strategies Fund (since 2010); Northern Lights Fund Trust III (since 2012); and Northern Lights Variable Trust (since 2007).

12/31/22 – NLFT_v1

Beech Hill Total Return Fund
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
December 31, 2022

Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Kevin E. Wolf Born in 1969	President Since June 2017	Executive Vice President, Head of Fund Administration, and Product; Ultimus Fund Solutions, LLC (since 2020); Vice President of The Ultimus Group, LLC (since 2019); Executive Vice President, Gemini Fund Services, LLC (2019-2020); President, Gemini Fund Services, LLC (2012-2019); Treasurer of the Trust (2006-June 2017).	N/A	N/A
Eric Kane Born in 1981	Vice President Since December 2022	Vice President and Senior Managing Counsel, Ultimus Fund Solutions, LLC (since 2022); Vice President and Managing Counsel, Ultimus Fund Solutions, LLC (2020-2022); Vice President and Counsel, Gemini Fund Services, LLC (2017-2020); Assistant Vice President, Gemini Fund Services, LLC (2014- 2017).	N/A	N/A
James Colantino Born in 1969	Treasurer Since June 2017	Senior Vice President Fund Administration, Ultimus Fund Solutions (since 2020); Senior Vice President Fund Administration, Gemini Fund Services, LLC (2012-2020); Assistant Treasurer of the Trust (2006-June 2017).	N/A	N/A
Stephanie Shearer Born in 1979	SecretarySince February 2017	Assistant Secretary of the Trust (2012-February 2017); Associate Director, Ultimus Fund Solutions (since 2022); Manager of Legal Administration, Ultimus Fund Solutions (2020-2022); Manager of Legal Administration, Gemini Fund Services, LLC (2018-2020); Senior Paralegal, Gemini Fund Services, LLC (2013 - 2018).	N/A	N/A
Michael J. Nanosky Born in 1966	Chief Compliance Officer Since January 2021	Chief Compliance Officer, of the Trust (since January 2021); Vice President-Senior Compliance Officer, Ultimus Fund Solutions (since 2020); Vice President, Chief Compliance Officer for Williamsburg Investment Trust (2020-current); Senior Vice President- Chief Compliance Officer, PNC Funds (2014-2019).	N/A	N/A

*	The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

**	As of December 31, 2022, the Trust was comprised of 67 active portfolios managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Funds in the Trust advised by the Fund’s Adviser. The Funds do not hold themselves out as related to any other series within the Trust that is not advised by the Fund’s Adviser.

The Funds’ SAI includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at -877-760-0005.

12/31/22 – NLFT_v1

PRIVACY NOTICE

Northern Lights Fund Trust

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-631-490-4300

PRIVACY NOTICE

Northern Lights Fund Trust

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Fund Trust doesn’t jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund use to determine how to vote proxies is available without charge, upon request, by calling 1-877-760-0005 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, within sixty days after the end of the period. Form N-PORT reports are available at the SEC’s website at www.sec.gov.

INVESTMENT ADVISOR
Beech Hill Advisors, Inc
880 Third Ave., 16th Floor
New York, NY 10022

ADMINISTRATOR
Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, OH 45246

BHTR- AR22

(b) Not applicable

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)(1)ii The board of directors of the fund has determined that Mark Taylor is an independent audit committee financial expert.

(a)(2) Not applicable.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2022 - $15,000

2021 - $15,000

(b)	Audit-Related Fees

2022 – None

2021 – None

(c)	Tax Fees

2022 - $2,500

2021 - $2,200

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2022 – None

2021 – None

(e) (1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)        Percentages of Services Approved by the Audit Committee

2022               2021

           Audit-Related Fees:       0.00%           0.00%

Tax Fees:                      0.00%            0.00%

All Other Fees:              0.00%            0.00%

(f)        During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)        The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2022 - $15,000

2021 - $15,000

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

(i) Not applicable

(j) Not applicable

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable Fund is an open-end management investment company

Item 13. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 13(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 13(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 3/7/2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 3/7/2023

By (Signature and Title)

/s/ Jim Colantino

Jim Colantino, Principal Financial Officer/Treasurer

Date 3/7/2023